UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT
Amendment No. 1 to Current Report
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported)
November 7, 2013

MASSIVE INTERACTIVE, INC.

(Exact name of registrant as specified in its charter)

Nevada	000-53892	20-8295316
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6th Floor, 10 Lower Thames Street London EC3R 6AF, United Kingdom
(Address of Principal Executive Offices)

+442076365585
(Registrant's telephone number, including area code)

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01. Completion of Acquisition or Disposition of Assets

On November 14, 2013, Massive Interactive, Inc., formerly known as Xtreme Oil & Gas, Inc. (“Massive”), filed a report on Form 8-K to report the acquisition of all of the issued and outstanding capital stock of Massive Media Pty Ltd. (“Massive Media”), a proprietary limited company organized under the laws of New South Wales, Australia, from the shareholders of the Massive Media in exchange for $4,167,190.  The other terms and conditions were customary and standard.  Pursuant to this Form 8-K/A, we are amending this Form 8-K to include the required financial statements and pro forma financial information on a timely basis.

Item 9.01. Financial Statements and Exhibits

(a) Financial Statements of Business Acquired

(1)
The audited consolidated financial statements of Massive Media, including Massive Media’s audited consolidated balance sheet as of September 30, 2013 and December 31, 2012, and consolidated statements of operations and comprehensive income/(loss), consolidated statement of changes in shareholders' equity and consolidated statements of cash flows for the nine months ended September 30, 2013 and the year ended December 31, 2012, are being filed as Exhibit 99.1 to this Form 8-K/A.

(b) Pro Forma Financial Information

(1)
The unaudited pro forma combined statement of operations of Massive for the nine months ended September 30, 2013 and the twelve months ending December 31, 2012, giving effect to the acquisition of Massive Media; and the unaudited pro forma combined balance sheet of Massive as of September 30, 2013, giving effect to the acquisition of Massive Media are included within Exhibit 99.2 to this Form 8-K/A.

(d)	Exhibits

Exhibit No.	Description

2.1	Stock Purchase Agreement, dated as of October 17, 2013, by and among Xtreme Oil & Gas, Inc., Massive Media Pty Ltd., STW Communications Group Ltd., Ron Downey, Derek Ellis and Anna-Louise Van Rooyen.

99.1
The audited consolidated financial statements of Massive Media, including Massive Media's audited consolidated balance sheet as of September 30, 2013 and December 31, 2012, and consolidated statements of operations and comprehensive income/(loss), consolidated statement of changes in shareholders' equity and consolidated statements of cash flows for the nine months ended September 30, 2013 and the year ended December 31, 2012.

99.2
The unaudited pro forma combined statement of operations of Massive for the nine months ended September 30, 2013, giving effect to the acquisition of Massive Media; and the unaudited pro forma combined balance sheet of Massive as of September 30, 2013, giving effect to the acquisition of Massive Media.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MASSIVE INTERACTIVE, INC.

By:	/s/ Antaine Furlong
Antaine Furlong
Chief Financial Officer
Date: January 27, 2014